Exhibit 99.1

CORELOGIC CONFIRMS RECEIPT OF HIGHFIELDS NOTICE OF DIRECTOR NOMINATIONS FOR THE 2012 ANNUAL MEETING

FOR IMMEDIATE RELEASE May 1, 2012

Contact Information Below

CORELOGIC CONFIRMS RECEIPT OF HIGHFIELDS NOTICE OF DIRECTOR NOMINATIONS FOR THE 2012 ANNUAL MEETING

SANTA ANA, Calif., May 1, 2012-CoreLogic (NYSE:CLGX), a leading provider of information, analytics and business services, today confirmed that it received Highfields Capital Management LP's notice to nominate three individuals for election to the CoreLogic Board of Directors at the Company's 2012 Annual Meeting of Stockholders.

As announced in March, CoreLogic has been working with Spencer Stuart, a leading search firm, to identify new highly-qualified, independent director candidates for its board. As part of that process, which remains ongoing, CoreLogic sought the input of several large stockholders, including Highfields. Highfields was given the opportunity to, and did, submit four candidates for consideration, including two of the individuals named in its formal notice today. The Nominating and Corporate Governance Committee will evaluate all of the individuals proposed formally or informally by CoreLogic stockholders, together with other candidates identified by Spencer Stuart, and make a recommendation it believes is in the best interest of the Company and all its stockholders.

The Company continues to expect to hold its Annual Meeting of Stockholders during the summer of 2012. An exact date for the meeting will be announced in due course.

About CoreLogic
CoreLogic (NYSE: CLGX) is a leading provider of consumer, financial and property information, analytics and services to business and government. The Company combines public, contributory and proprietary data to develop predictive decision analytics and provide business services that bring dynamic insight and transparency to the markets it serves. CoreLogic has built one of the largest and most comprehensive U.S. real estate, mortgage application, fraud, and loan performance databases and is a recognized leading provider of mortgage and automotive credit reporting, property tax, valuation, flood determination, and geospatial analytics and services. More than one million users rely on CoreLogic to assess risk, support underwriting, investment and marketing decisions, prevent fraud, and improve business performance in their daily operations. The Company, headquartered in Santa Ana, Calif., has approximately 5,000 employees globally. For more information visit www.corelogic.com.

Additional Information and Where to Find It
CoreLogic, Inc. (the “Company”), its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company's 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2012 Annual Meeting (the “2012 Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE 2012 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants, including their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2012 Proxy Statement and other materials to be filed with the SEC in connection with the 2012 Annual Meeting. None of

Exhibit 99.1

the potential participants owns in excess of 1% of the Company's common stock. This information can also be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 29, 2012, as amended, and in the Company's proxy statement for its 2011 Annual Meeting of Stockholders (the “2011 Proxy Statement”), filed with the SEC on April 18, 2011. To the extent holdings of the Company's securities have changed since the amounts printed in the Form 10-K, as amended, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 or Form 5 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the definitive 2012 Proxy Statement and any other documents (including the White proxy card) filed by the Company with the SEC in connection with the 2012 Annual Meeting at the SEC's website (http://www.sec.gov), at the Company's website (http://www.corelogic.com) or by writing to Mr. Stergios Theologides, CoreLogic, Inc., 4 First American Way, Santa Ana, California 92707. In addition, copies of the proxy materials, when available, may be requested from the Company's proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 or toll-free at (888) 750-5834.

CORELOGIC and the stylized CoreLogic logo are registered trademarks owned by CoreLogic, Inc. and/or its subsidiaries. No trademark of CoreLogic shall be used without the express written consent of CoreLogic.

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Media Contact:                    Investor Contact:
Alyson Austin                        Dan Smith
Corporate Communications                Investor Relations
714-250-6180                        703-610-5410
newsmedia@corelogic.com                danlsmith@corelogic.com

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Hugh Burns 212-687-8080
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